Note 8 - Common Stock	12 Months Ended
Mar. 31, 2014
Stockholders' Equity Note [Abstract]
Stockholders' Equity Note Disclosure [Text Block]

Note 8. Common Stock

On April 27, 2012, Vision entered into a purchase agreement (the “Purchase Agreement”) with Lincoln Park Capital Fund, LLC (“LPC”), pursuant to which Vision has the right to sell to LPC up to $15.0 million in shares of Vision common stock from time-to-time over a period of up to three years, subject to certain limitations and conditions set forth in the Purchase Agreement. This total maximum amount of $15.0 million would increase to $21.0 million if the aggregate market value of shares of Vision common stock held by non-affiliates reached at least $75.0 million during the three-year term of the Purchase Agreement. The Purchase Agreement contains customary representations, warranties and agreements between Vision and LPC, limitations (market price of Vision common stock and LPC’s ownership limit) and conditions to completing future sale transactions, indemnification rights and other obligations of the parties. In connection with the initial purchase under the Purchase Agreement, and any future sales under the Purchase Agreement, Mr. Pell waived the repayment requirement under the Loan Agreement. On July 26, 2012, Vision amended the Purchase Agreement with LPC to, among other things, create a threshold price of $3.00 for the sale of Vision common stock to LPC, as calculated pursuant to the formula provided in the Purchase Agreement.

As consideration for entering into the Purchase Agreement and for their initial purchase of $1.0 million of Vision common stock in April 2012, Vision issued to LPC 175,333 shares of Vision common stock. As consideration for any remaining future purchases under the Purchase Agreement, Vision also will issue to LPC, on a pro rata basis in connection with each purchase of shares by LPC, up to a total of approximately 215,000 additional shares of Vision common stock. Vision did not receive any cash proceeds from the issuance of 175,333 shares and will not receive any proceeds upon the issuance of any of the remaining 215,000 shares.

The following table summarizes the common stock issued and cash received in connection with the Purchase Agreement:

Month	Description	Number of Shares of Common Stock Issued	Share Price	Gross Proceeds
April 2012	Initial purchase shares	599,880	$1.667	$1,000
April 2012	Initial commitment shares	160,000	—	—
April 2012	Initial additional commitment shares (1)	15,333	—	—
		775,213		$1,000

(1)	Calculated as follows: ($1.0 million stock purchase divided by $15.0 million total maximum amount) multiplied by 230,000 additional commitment shares.

In connection with the Purchase Agreement, Vision incurred $122 thousand of costs associated with investment banking fees, legal fees, and expense reimbursement to LPC. Vision’s net proceeds from the sale of the initial purchase shares were $878 thousand in fiscal 2013. No amounts have been received under the Purchase Agreement in fiscal 2014.